Exhibit 99.1

     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the
General Rules and Regulations of the Securities and Exchange
Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                              /s/ W. R. Cotham
                              W. R. Cotham, Attorney-in-Fact for:

                                 THE BASS MANAGEMENT TRUST (1)
                                 PERRY R. BASS (2)
                                 NANCY L. BASS (3)
                                 LEE M. BASS (4)
                                 DORT A. CAMERON, III (5)
                                 THOMAS M. TAYLOR (6)
                                 JAMES C. GARNETT (7)
                                 SID R. BASS MANAGEMENT TRUST (8)
                                 SID R. BASS (9)


                              THE AIRLIE GROUP L.P.,
                              a Delaware limited partnership

                              By:  EBD L.P., a Delaware
                                   limited partnership, General Partner

                                   By:  TMT-FW, INC., a Texas
                                        corporation, General Partner


                                        By:/s/ W. R. Cotham
                                           W. R. Cotham, Vice President

                              EBD L.P.,
                              a Delaware limited partnership

                              By:  TMT-FW, INC., a Texas
                                   corporation, General Partner


                                   By:/s/ W. R. Cotham
                                      W. R. Cotham, Vice President

                              TMT-FW, INC., a Texas corporation


                              By:/s/ W. R. Cotham
                                 W. R. Cotham, Vice President


(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Perry R. Bass previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Nancy L. Bass previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Lee M. Bass previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Dort A. Cameron, III previously has been filed with the Securities and Exchange Commission.

(6) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.

(7) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of James C. Garnett previously has been filed with the Securities and Exchange Commission.

(8) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Sid R. Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(9) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Sid R. Bass previously has been filed with the Securities and Exchange Commission.